Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 2nd Quarter 2025 LKFN L I S T E D

2 David M. Findlay Chairman & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Kristin L. Pruitt President kristin.pruitt@lakecitybank.com (574) 371‐9220 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its  management may contain, forward‐looking statements within the meaning of the Private  Securities Litigation Reform Act of 1995. Forward‐looking statements are not historical facts and  are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,”  “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” or other  similar expressions. All statements in this presentation, including forward‐looking statements,  speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is  inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any  forward‐looking statement. Actual results could differ materially from those addressed in the  forward looking statements as a result of numerous factors, including the effects of economic,  business and market conditions and changes, particularly in our Indiana market area, including  prevailing interest rates and the rate of inflation; governmental trade, monetary and fiscal  policies; the risks of changes in interest rates on the levels, composition and trade, costs of  deposits, loan demand and the values and liquidity of loan collateral, securities and other interest  sensitive assets and liabilities; and changes in borrowers’ credit risks and payment behaviors, as  well as those identified in the company’s filings with the Securities and Exchange Commission,  including the company’s Annual Report on Form 10‐K and quarterly reports on Form 10‐Q.

4 Long Term Success for Shareholders LTM ROE >13% Source: S&P Capital IQ Pro. Financial data is as of March 31, 2025. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 7/8/25; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2015 through December 31, 2024). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as having compounded annual growth in tangible book value per share from 3/31/05 through 3/31/25 greater than 8%. 20-Year TBVPS CAGR >8%(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 5 Institutions 12 Institutions 141 Institutions 182 Institutions (including LKFN) LTM ROE >13%

Tangible Common  Equity 92.9% Allowance for Credit  Losses 7.1% $3 3. 73 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 20 25 Tangible Book Value(1) Per Share 5 Strong Capital Structure Key Ratios and Per Share Data as of  June 30, 2025 10.15%TCE/Tangible Assets 12.17%Adj. TCE/Adj. Tangible Assets 15.86%Total Risk‐Based 12.21%Leverage $27.63Book Value $27.48Tangible Book Value $33.73Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the Second Quarter 2025 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2024 for tangible book value *TBV adjusted to exclude the market value impact of AFS investment securities for TCE  and Tangible Assets from 2021 to 2025 *

6 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 54 branch offices ‐ $7.0 billion banking assets ‐ $3.4  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

7 34 Years of Organic Growth Record Net Income for 30 of 34 Years $2 ,7 07 $9 3, 47 8 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Net Income (000’s) Compound Annual Growth 1991 – 2024 • Loans = 10% • Deposits = 10% • Net Income = 11% • Earnings Per Share = 11%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 A Continued Path to Economic Growth • 67% of Lake City Bank  counties are growth and  high growth counties • 40% of Lake City Bank  counties are high growth  counties • Indiana is poised to  experience continued  economic strength and  vitality

10 Expansion and Innovation Occurring Throughout Indiana • Indiana #1 manufacturing state in the country(1) • Indiana to host semiconductor event in 2025. The state has attracted seven new  semiconductor companies, secured a federal tech hub designation for  microelectronics and broken ground on a new, 10‐acre public‐private microelectronics  hub(2) • In 2024, the Indiana Economic Development Corporation secured more than $39.2  billion of committed capital investment, helped launch 482 new small businesses and  awarded another $500 million in quality of place funding to communities across the  state through READI 2.0(3) • In 2024, Eli Lilly announces $13 billion investment in Indiana’s LEAP Research and  Innovation District in Lebanon, Indiana to establish the Lilly Medicine Foundry, a new  center for drug development and advanced manufacturing(4) • In April 2025, Slate Auto from Troy, Michigan, confirmed it will build its low cost,  direct to consumer electric vehicle in Warsaw, Indiana at a now vacant factory. Slate  expects to employ more than 2,000 workers with its first deliveries expected by the  end of 2026 and has received 100,000 reservations for its vehicle(5) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) https://www.iedc.in.gov/events/news/details/2024/07/09/gov‐holcomb‐announces‐indiana‐to‐host‐global‐ semiconductor‐event‐in‐2025 (3) https://www.iedc.in.gov/events/news/details/2025/01/10/iedc‐closes‐holcomb‐term‐with‐eighth‐consecutive‐ record‐breaking‐year‐for‐economic‐development (4) https://lebanon.in.gov/2025/05/06/ground‐broken‐on‐lilly‐foundry‐within‐leap‐district/ (5) https://www.wane.com/top‐stories/published‐report‐indicates‐slate‐eyeing‐vacant‐factory‐in‐warsaw‐for‐low‐cost‐ ev‐production/

11 Strong Regional and Statewide Economy Unemployment Rate In The Lake City Bank Footprint Is Lower Than The National Average U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana 7. 7% 5. 7% 4. 6% 3. 9% 3. 0% 3. 0% 2. 8% 11 .4% 3. 9% 2. 4% 3. 4% 3. 9% 3. 3% 7. 8% 5. 9% 4. 9% 4. 2% 3. 2% 3. 2% 3. 0% 11 .9% 4. 0% 2. 8% 3. 4% 3. 9% 3. 4% 7. 3% 6. 1% 5. 3% 4. 5% 4. 1% 3. 6% 3. 4% 13 .0% 5. 8% 3. 4% 3. 4% 3. 7% 4. 0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2013 May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May 2022 May 2023 May 2024 May 2025 May Consolidated LCB Footprint Indiana United States

12 Fortress Balance Sheet And Capital In Excess of Requirements LKFN Above Peer Long‐Term Profitability has Contributed to a Strong Capital Foundation 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Q4'23 Q4'24 Risk‐Based Capital Ratio Proxy Peer Average RBC Q1’25    15.3%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital Source: S&P Capital IQ Pro. Financial data

13 Net Interest Margin by Quarter NIM Expansion of 25 Basis Points Over Last Twelve Months 3.17% 3.16% 3.25% 3.40% 3.42% 3.00% 3.50% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Quarterly NIM

14 Net Interest Margin Deposit Costs Coming Down Rapidly • Linked quarter net interest margin expanded by 2  basis points in 2Q25 compared to 1Q25 • Cumulative Loan Beta 29% for recent easing cycle   • Cumulative Deposit Beta 50% for recent easing cycle  • Deposit repricing in current easing cycle continues to  be a heightened focus • Noninterest bearing deposits to total deposits were  20% compared to 21% in the second quarter 2024

15 Interest Rate Sensitivity Deposits Have Repriced Quicker Than Loans During Current Easing Cycle Fixed Rate $1,512,245 33% Prime $1,111,700 24% SOFR $1,404,260 30% FHLB/Other $580,823 13% Commercial Loans $4.6 billion as of June 30, 2025 (000’s) • 88% of loan portfolio consists of  commercial loans and 67% of  commercial loans are tied to variable  interest rates • Approximately $772.7 million of fixed  rate commercial loans are estimated  to reprice in the next twelve months  • Fixed rate loans have shorter, average  original terms of approximately 5 years • Public Funds contribute to deposit  repricing, $1.7 billion are tied to the  Effective Federal Funds Rate • Cost of Funds peaked in 2Q24 at  2.90% compared to 2.41% in 2Q25

16 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet Maintains Neutral Shift Graph presents 12 month projected net interest income simulation  results as of June 30, 2025 using parallel shocks ‐3.08% ‐1.35% ‐0.42% ‐0.14% ‐0.04% 0.01% (0.00%) (0.06%) (0.27%) (0.54%) ‐4.00% ‐2.00% 0.00% 2.00% 4.00% Dn 300 Dn 200 Dn 100 Dn 50 Dn 25 Up 25 Up 50 Up 100 Up 200 Up 300

17 Deposit Composition Provides Diversification Strong Multi‐Year Deposit Growth Total Retail $1,755,750 28% Total Public  Fund $2,014,047 33% Total  Commercial $2,256,620 37% Brokered  Deposits $150,416 2% June 30, 2025 Total Deposits ‐ $6.2 billion DDA $1,261,740 DDA % of Total Deposits – 20% (000’s) (000’s) Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $113,528 3% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24%

18 Diversified Deposit Base Deposit Franchise Consists of Broad‐based and Deep Relationships • Deposit composition has remained stable with  growth in all three deposit segments • 98% of deposit accounts are less than $250,000  at June 30, 2025 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not  pledged to public funds.

$0 $500,000 $1,000,000 $1,500,000 $2,000,000 Checking and MMA CDs 19 Public Fund Deposit Trends 88% of Large Public Fund Deposits are Operating Relationships $1 ,2 53 ,7 04 $1 ,2 81 ,4 51 $1 ,1 27 ,1 11 $1 ,1 32 ,4 38 $1 ,1 03 ,0 14 $1 ,2 12 ,1 31 $1 ,1 62 ,4 57 $1 ,2 04 ,1 53 $1 ,2 75 ,3 88 $1 ,2 89 ,6 03 $1 ,2 84 ,6 41 $1 ,4 81 ,1 00 $1 ,4 58 ,1 79 $1 ,3 40 ,5 66 $1 ,3 56 ,8 51 $1 ,4 29 ,8 73 $1 ,5 63 ,5 57 $1 ,4 50 ,5 27 $1 ,5 63 ,0 15 $1 ,5 44 ,7 75 $1 ,7 27 ,5 93 $1 ,7 26 ,8 69 $1 ,8 09 ,6 31 $1 ,7 09 ,8 83 $2 ,0 14 ,0 47

20 Checking Accounting Trends by Deposit Sector Commercial Accounts Grow by 23% since December 2019 $1 ,1 05 ,2 67 $1 ,9 53 ,9 69 $2 ,1 05 ,4 11 $2 ,1 29 ,9 52 $2 ,1 12 ,4 05 $6 58 ,4 51 $1 ,0 73 ,3 14 $9 37 ,4 58 $9 71 ,8 52 $9 57 ,8 54 $8 34 ,9 53 $1 ,3 82 ,5 65 $1 ,3 09 ,9 65 $1 ,6 20 ,4 60 $1 ,8 62 ,9 32 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2022 Dec 2023 Dec 2024 Jun 2025 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $7,030$15$13306/30/25 $6,209$16$13612/31/24 $5,369$15$13712/31/23 $6,615$18$13212/31/22 $6,004$20$14412/31/21 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 26563,11215,84406/30/25 26162,62615,66312/31/24 24461,72515,40212/31/23 20960,52814,82412/31/22 20359,49214,41412/31/21 20556,17712,92112/31/19 Pre‐ Pandemic (000) Note: Checking account balances include demand deposits and interest‐bearing checking  products and exclude goal accounts

21 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

22 Commercial Banking Focus Experienced Relationship Driven Team • 42 credit “smart” commercial bankers • Average 25 years in banking & 14 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and  administrative support • We cross sell aggressively by leveraging technology • Capital capacity supports organic loan growth

23 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • CRE portfolio has nominal office exposure (2% of total)  with focus on owner occupied, in‐market multifamily, and  strong credit tenant transact projects

24 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Focusing on continued, positive corporate stewardship • Caring for and building a diverse and inclusive team • Delivering customer‐focused loan and deposit products  to our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment

25 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Inclusion initiatives continue,  such as  employee education  and marketing campaigns to  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

26 Mature1 Market Deposit Performance Organic Growth 2014 – 2024 $2,688 $2,495 $1,763 $521 $447 $373 $332 $257 ‐$219 ‐$1,210‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1st Source Lake City Bank JPM  Chase Star Fifth Third PN C First M erchants O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 93% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/24 Statistics

27 Commitment to Technology Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • AI and data gathering and analysis is playing an increasingly  important role  • Branch design and functionality is ever evolving based on client  transaction, relationship activity and geographic expansion plans

28 Channel Utilization Today versus Pre‐Pandemic Mobile Adoption Outpacing All Other Delivery Channels Period   Change % of Total Total  Transactions  2025(1) % of Total Total Transactions 2019(1) Channel Type (10)%14%2,044,40418%2,279,975Branch Transactions (23)%5%723,4657%944,785ATM/ITM (26)%25%3,737,56740%5,058,317Online Logins 99%55%8,364,99333%4,199,910Mobile Logins(2) (31)%1%183,3072%265,475Telephone Banking 18%100%15,053,736100%12,748,462Total (1) Measurement period includes twelve months of data ending December 31, 2019, and June 30, 2025 (2) Includes mobile phone, Apple watch and iPad app use

29 Customer Composition and Digital Adoption Digital Platform Upgrade with Fintech Partner in 2021 Positively  Impacting Digital Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 6/30/236/30/246/30/25 Customer Breakdown Generation(1) n/a1%4%4%Gen Alpha    (2010 ‐ Current) 52%68%72%16%Gen Z                 (1996 ‐ 2009) 59%59%60%26%Millennial (1977 ‐ 1995) 50%51%52%19%Gen X                 (1965 ‐ 1976) 44%45%46%28%Baby Boomer   (1946 ‐ 1964) 30%30%32%7%Mature (1945 or before) 49%50%52%Digital Adoption (1) Gen Alpha was added in January 2024

Financial Performance

31 Income Performance Metrics LKFN Performance Exceeds National Peers and Contributes to Strong Capital Levels 1.55% 1.56% 1.62% 1.45% 1.40% 1.39% 13.51% 14.19% 17.40% 15.93% 14.12% 13.62% 13.59% 14.27% 17.52% 16.03% 14.20% 13.70% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 0.70% 1.20% 1.70% 2.20% 2.70% 2020 2021 2022 2023 2024 YTD 2025 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price Performance Review March 31, 2025 ROAE and ROATE LTM Peer  Average  Data1 National Indiana ROAE           9.2%            10.0% ROATE       10.6%           11.1% ROAA LTM Peer Average  Data1 National Indiana ROAA      0.92%             0.95%

32 Net Income and EPS Net Interest Income Growth of 13% in 2025 $84,337 $95,733 $103,817 $93,767 $93,478 $45,950 $47,051 $3.30 $3.74 $4.04 $3.65 $3.63 $1.78 $1.82 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Net Income Diluted EPS N et  In co m e EP S 2025 Net Income YOY  2% 2025 Diluted EPS YOY  2%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

33 Pretax Pre‐Provision Earnings Pretax Pre‐Provision Earnings Improves by 3% in 2025 $118,646 $118,521 $134,539 $116,183 $128,439 $64,725 $66,970 2.19% 1.93% 2.09% 1.80% 1.93% 1.97% 1.98% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the Second Quarter 2025 Earnings Press Release and Form 8‐K. 2025 Pretax Pre‐Provision Earnings YOY Increase 3%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

34 Average Loans Average YTD Loan Growth of $205 million or 4% Compared to Prior Year 95% 83% 77% 86% 86% 87% 50% 60% 70% 80% 90% 100% 110% 120% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 (1) 2021 (1) 2022 (1) 2023 2024 YTD 2025 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s  to  D ep os it  Ra tio (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2025 YOY Increase 4% $4,424,472 $4,421,094 $4,427,166 $4,813,678 $5,039,406 Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation $5,207,903

$1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,8 88 $1 ,8 07 $1 ,8 68 $1 ,8 37 $1 ,8 93 $1 ,9 03 $1 ,8 66 $1 ,9 59 $1 ,9 93 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 $2 ,8 17 $2 ,8 80 $2 ,9 18 $2 ,8 48 $2 ,7 05 $2 ,7 15 $2 ,6 82 $2 ,5 73 $2 ,5 57 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% 40% 39% 39% 39% 41% 41% 41% 43% 44% ‐$200 $300 $800 $1,300 $1,800 $2,300 $2,800 $3,300 $3,800 $4,300 $4,800 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 35 Line of Credit Utilization Line Utilization Improves in 2025 4, 78 6 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1 4, 70 5 4, 68 7 4, 68 5 4, 59 8 4, 61 8 4, 54 8 4, 53 2 4, 55 0

Line of Credit Utilization vs. Commercial DDA

Commercial DDA Deposit Balances Grow by 3% Annually



PPP Round 1
PPP Round 2
(000's)
Line of Credit Utilization
Commercial DDA
60%
55%
50%
45%
40%
35%
30%
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Dec-13 $389,051 50%
Dec-14 $467,458 51%
Dec-15 $572,966 50%
Dec-16 $660,360 52%
Dec-17 $740,576 54%
Dec-18 $775,947 49%
Dec-19 $814,430 46%
Dec-20 $1,273,886 42%
Mar-21 $1,339,673 39%
Jun-21 $1,462,935 40%
Sep-21 $1,493,245 41%
Dec-21 $1,571,964 42%
Mar-22 $1,561,747 43%
Jun-22 $1,477,356 43%
Sep-22 $1,510,910 42%
Dec-22 $1,435,746 42%
Mar-23 $1,257,797 40%
Jun-23 $1,166,541 40%
Sep-23 $1,113,449 39%
Dec-23 $1,073,239 39%
Mar-24 $1,002,112 39%
Jun-24 $961,566 41%
Sep-24 $1,033,610 41%
Dec-24 $1,024,610 41%
Mar-25 $1,032,437 43%
Jun-25 $988,886 44%
Commercial DDA
Line of Credit Utilization

Lake City Bank

36

37 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,493,762 29% Commercial RE ‐ Owner Occupied $780,285 15% Commercial RE ‐ Nonowner Occupied $869,196 17% Commercial RE ‐Multifamily $477,910 9% Commercial RE ‐ Construction $552,998 11% Agri‐business ‐ Agriculture $339,435 6% Other  Commercial $95,442 2% Residential  Mortgage $273,287 5% Home Equity $226,114 4% Installment ‐ Other  Consumer $120,547 2% $5.2 billion as of June 30, 2025 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $760,780 15%Agriculture $406,905 8% Industrial CRE $250,572 5% RV Industry $212,257 4% Senior Living $116,713 2% Automobile Dealers $130,352 2% Restaurants $103,905 2% Nonbank Lenders $103,922 2% Hotels $132,599 2% Commercial Office Real  Estate $106,919 2% 38 Top 10 Industry Concentrations Loan Portfolio is Diversified Top 10 Industries Represent 44% or $2.3 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

$4,650,597 $5,357,284 $5,717,358 $5,604,228 $5,836,025 $5,986,227 98% 99% 100% 97% 99% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2020 2021 2022 2023 2024 YTD 2025 Average Deposits % of Funding 39 Average Deposits Average YTD Deposit Growth of $261 million or 5% Compared to Prior Year De po sit s De po sit s  as  a  P er ce nt  o f T ot al  F un di ng (000’s) 2025 YOY Increase 5%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

40 Deposit Breakdown Deposit Costs Are Repricing Downward with Federal Funds Rate Cuts Total Retail $1,755,750 28% Total Public  Fund $2,014,047 33% Total  Commercial $2,256,620 37% Brokered  Deposits $150,416 2% June 30, 2025 Total Deposits ‐ $6.2 billion (000’s) 0.00% 1.00% 2.00% 3.00% 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 YT D  20 25 Annual Cost of Deposits 20252019Deposit Composition at end of period 20%24%Non‐interest Bearing Demand Deposits 67%47%Interest Bearing Demand, Savings & MMA 10%22%Time Deposits > or = to $100,000 3%7%Time Deposits < $100,000 $6.2$4.1Total Deposits (billions)

41 Net Interest Income Net Interest Margin Expansion and Loan and Deposit Growth Drive Increases  in Net Interest Income $163,008 $178,088 $202,887 $197,035 $196,679 $95,712 $107,751 3.19% 3.07% 3.40% 3.31% 3.18% 3.16% 3.41% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2025 YOY Increase 13%Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

42 Asset Quality Total Individually Analyzed and Watchlist Loans Decline by $77 Million in a Year 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 36% 0. 32% 1. 10% 0. 59% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 27% 0. 25% 0. 85% 0. 45% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28%4.50% 4.77% 4.43% 6.75% 5.50% 3.42%3.72% 4.13% 3.67% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

43 Asset Quality Allowance for Credit Losses Coverage Normalizes in Second Quarter 2025 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 13% 0. 05% 1. 13% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.46% 1.68% 1.27% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

44 Noninterest Income Wealth Advisory Group and Treasury Management Fees Continue to Grow $46,843 $44,720 $41,862 $49,858 $56,844 $33,051 $22,414 22% 20% 17% 20% 22% 26% 17% 0% 10% 20% 30% 40% 50% 60% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 2021 2022 2023 2024(1) YTD 2024(1) YTD 2025 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2025 YOY Decrease                                              (32)% 2025 YOY Core Noninterest Income Decrease (3)%(1) (000’s) (1) Noninterest Income includes $10.0 million of non‐core income in 2024.  See the “Reconciliation of Non‐GAAP Financial Measures” in the second  quarter 2025 Earnings Press Release and Form 8‐K Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

45 2025 YOY Increase        1% 2025 YOY Core Revenue Increase 1 10% Total Revenue Revenue Growth Benefits from Double Digit Growth in Net Interest Income $209,851 $222,808 $244,749 $246,893 $253,523 $128,763 $130,165 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 (000’s) Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation (1) Core revenue includes $10.0 million of non‐core income in 2024. See the  “Reconciliation of Non‐GAAP Financial Measures” in the second quarter  2025 Earnings Press Release and Form 8‐K 1

46 Noninterest Expense $91,205 $104,287 $110,210 $130,710 $125,084 $64,038 $63,195 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2020 2021 2022 2023 2024(1) YTD 2024(1) YTD 2025 (000’s) 2025 YOY Decrease (1)% 2025 YOY Core Noninterest Expense Increase 6%(1) Disciplined Investment in People and Technology Continues  Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation (1) Noninterest Expense includes $4.5 million of non‐core expense in 2024.  See the “Reconciliation of Non‐GAAP Financial Measures” in the second  quarter 2025 Earnings Press Release and Form 8‐K

47 Efficiency Ratio Efficiency Ratio is Stable 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 53% 49% 49% 47% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD 2025 Efficiency Ratio Adjusted Core Efficiency Ratio Constant investment in technology and facilities 12023 Year‐to‐date adjusted core efficiency ratio  excludes the second quarter 2023 wire fraud loss  loss, net, of salary and benefits adjustment for a  total of $16.2 million

48 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.20 $1.36 $1.60 $1.84 $1.92 $0.96 $1.00 2.24% 1.70% 2.19% 2.82% 2.79% 3.14% 3.28% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 $1.90 2020 2021 2022 2023 2024 YTD 2024 YTD 2025 Dividend Per Share Dividend Yield 2025 YOY Increase 4% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld Compound annual growth rate “CAGR” is based on the most recent 5‐year calculation

49 LKFN Shareholder Value Total Return Performance from 12/31/00 to 6/30/25 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 LKFN S&P 500 S&P US Bank Index S&P 500 Financials 2,887.40% 638.53% 268.87% 265.56% 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 20 25

50 Investment Highlights •Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture •Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

52 Lake City Bank Capital Adequacy Capital Strength Continues Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  Threshold June 30,  2025 Actual Regulatory Ratio  Description * 9.63%$328,320$(179,857)$508,1775.00%12.17%Tier 1 Leverage Ratio 11.62%$300,637$(179,857)$480,4946.50%14.68%Common Tier 1 (CET) 11.62%$212,499$(179,857)$392,3568.00%14.68%Tier 1 Risk Based  Capital 12.75%$161,623$(179,857)$341,48010.00%15.81%Tier 2 Risk Based  Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

53 Robust Liquidity Sources • Available liquidity is stable at $3.7 billion, an  increase from $3.3 billion at June 30, 2024 • Sources of liquidity are varied and represent  wholesale funding and brokered deposits • Brokered deposits represent 2% of total deposits  compared to 3% at June 30, 2024 • Noncore funding represented 3% of total  deposits and purchased funds as of June 30,  2025, compared to 4% as of June 30, 2024

Liquidity Preparedness

June 30, 2025

(000)	Liquidity Availability	Used	Unused/ Available	Additional Loan Collateral Available for Pledge
Secured/Committed Borrowings:				
Federal Home Loan Bank-Indianapolis[1]	$ 610,031	$ 1,200	$ 608,831	$ --
Federal Reserve Bank Discount Window	1,363,528	--	1,363,528	161,402
Total Secured/Committed	$ 1,973,559	$ 1,200	$ 1, 972,359	$ 161,402
Unsecured/Uncommitted Borrowings:				
Brokered Certificates of Deposit[2]	$ 618,303	$ --	$ 618,303	$ --
Brokered Money Market Deposit[3]	208,929	150,416	58,513	--
Insured Cash Sweep-One Way Buy[4]	100,000	--	100,000	--
Fed Fund Lines	395,000	--	395,000	--
Total Unsecured/uncommitted borrowings	$ 1,322,232	$ 150,416	$ 1,171,816	$ --
Investment Securities available for pledge:				
Agencies, MBS and CMO[5]	194,575	--	194,575	--
Municipals[6]	339,469	--	339,469	--
Total Investment Securities Available	534,044	--	534,044	--
Total Lake City Bank Liquidity Preparedness	**$ 3,829,835**	**$ 151,616**	**$ 3,678,219**	**$ 161,402**

(1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability
(2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per LCB policy
(3) Brokered money market capacity is equal to 3% of total assets, per LCB policy
(4) Insured cash sweep OWB capacity is based on previous contracts with IntraFi Network (formerly Promontory)
(5) Investment securities are eligible collateral at the FRB – Discount Window and FHLB
(6) Municipal securities are eligible collateral at the FRB – Discount Window

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55 Investment Portfolio Recurring Cash Flows Used to Fund Organic Loan Growth M V  In ve st m en ts  a s  a  %  o f A ss et s Note:  Ratio of total securities to total assets excludes PPP loans of $412 million in 2020, $26  million in 2021 and $2 million in 2022 from total assets 12% 12% 12% 12% 14% 21% 20% 18% 17% 16% 0% 5% 10% 15% 20% 25% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 June 30, 2025 Market ValueBook YieldWeighted  Maturity 92,8262.435.80US Govt REMICS 346,9792.376.69US Govt Pools 113,0911.687.90US Agencies 444,0612.8914.25AFS Municipals (TEY) 107,9792.7315.42HTM Municipals (TEY) $1,104,9362.56%10.77Total (Tax‐Equivalent Yield) Held‐to‐Maturity 132,389$       Available‐for‐Sale 996,957$       Carrying Value US Govt  Remics        8% US Govt  Pools  32% AFS  Municipals 40% HTM  Municipals 10% US Govt  Agencies 10%

56 Investment Security Portfolio Cashflows Cash Flows of $407 million Expected Through June 2029 20 ,2 66   17 ,5 75   19 ,9 51   17 ,0 44   17 ,7 95   16 ,3 49   16 ,2 36   17 ,1 53   15 ,6 00   14 ,5 29   16 ,1 99   27 ,5 65   20 ,2 84   17 ,6 29   14 ,6 84   17 ,1 64   8, 93 7  7, 70 2  8, 74 2  7, 50 6  8, 45 4  7, 30 7  8, 23 0  7, 13 5  8, 02 4  6, 91 1  7, 85 3  6, 78 0  7, 63 4  6, 35 9  7, 45 9  6, 12 6   ‐  5,000  10,000  15,000  20,000  25,000  30,000  35,000  40,000 Principal Interest (000,000) Investment Portfolio has generated  $288 million in cash flow from January 2023 through June 2025

Investment Portfolio Analysis Investment Portfolio as a Percentage of Total Assets Continues to Decline 57 12/31/20246/30/2025 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 8%85,7946.058%92,8265.80US Govt REMICS 30%336,6156.8332%346,9796.69US Govt Pools 10%109,4358.3610%113,0917.90US Agencies 42%459,58214.7540%444,06114.25AFS Municipals (Exempt) 10%113,10715.9210%107,97915.42HTM Municipals 100%$1,104,53311.14100%$1,104,93610.77Total  ($191,075)($185,271)Unrealized losses AFS ($18,462)($24,410)Unrealized losses HTM ($209,537)($209,681)Total market value losses   5.965.92Portfolio effective duration, tax equivalent(1) 17%16%Investment securities as a % of assets (1)Effective duration on a tax equivalent basis incorporates the historical price sensitivity  relationship between tax‐free and taxable securities. Tax‐free securities have 2/3 of the  price risk as a taxable security for a given change in taxable rates.

58 Commercial Loans by County Commercial Customers in 50 Indiana Counties and 21 Other  States (1) All other counties individually represent less than 2% of total June 30, 2025 (000’s) Allen 17% Elkhart 13% St. Joseph 8% Kosciusko 10% Hamilton 10% Marion 16% Marshall 3% Other IN  Counties (1) 16% Outside IN 7% Commercial Loans  Outstanding as of  6/30/2025 $4.6 billion

Larger Market Organic Expansion

Organic Growth

State Rank	County	Primary City	Population*	LCB Entry	LCB Deposit Market Share**	# of Branches
22.	Kosciusko	Warsaw	80,364	1872	67%	12
6.	Elkhart	Elkhart	206,409	1990	22%	11
5.	St. Joseph	South Bend	272,848	1997	8%	4
3.	Allen	Fort Wayne	394,545	1999	14%	5
1.	Hamilton, Johnson, Marion	Indianapolis	1,507,924	2011	1%	8

* Source: STATS Indiana
** Source: FDIC 6/30/24 Statistics


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Mature Market Strength and Growth

Organic Growth

(millions)[1]

	2024		2014			2024
	Deposits	Share	Deposits	Share	Increase	# of Offices
1. 1st Source	$5,389	19.43%	$2,701	15.68%	99.52%	52
2. Lake City Bank	**$5,182**	**18.68%**	**$2,687**	**15.60%**	**92.85%**	**54**
3. JPM Chase	$3,483	12.56%	$1,720	9.99%	102.50%	20
4. PNC	$1,589	5.73%	$1,216	7.06%	30.67%	16
5. Flagstar/Wells Fargo[2]	$1,140	4.11%	$2,350	13.64%	(51.49)%	23
6. First Merchants	$1,032	3.72%	$700	4.07%	47.43%	9
7. Star	$1,007	3.63%	$486	2.82%	107.20%	10
8. Old National	$864	3.12%	$607	3.52%	42.34%	9
9. Fifth Third	$798	2.88%	$351	2.04%	127.35%	8
10. KeyBank	$689	2.48%	$908	5.27%	(24.12)%	13
Market Total	**$27,736**		**$17,223**		**61.04%**	

[1]Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties
[2]Flagstar purchased Wells Fargo Indiana branches in 2018
Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented.

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